UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2024

TELESIS BIO INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40497	45-1216839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10431 Wateridge Circle Suite 150
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 228-4115

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the result of the 2024 annual meeting of stockholders (the Annual Meeting) of Telesis Bio Inc. (the Company), which occurred on May 1, 2024, the Company filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the Certificate of Amendment) with the Secretary of State of the State of Delaware on May 2, 2024 to effect a reverse stock split of the Company’s Common Stock, par value $0.0001 per share (the Common Stock) at a ratio of 1-for-18 (the Reverse Stock Split). The Reverse Stock Split will become effective at 12:01 a.m. Eastern time, on May 9, 2024.

As a result of the Reverse Stock Split, every 18 shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, to any holder who would otherwise be entitled to receive a fractional share of Common Stock, the Company will issue such holder an additional fractional share such that, when combined with the fractional share otherwise issuable as a result of the Reverse Stock Split, the otherwise fraction of a share will equal a whole share of Common Stock. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from approximately 30.1 million shares to approximately 1.7 million shares, subject to minor adjustments due to the treatment of fractional shares. The number of authorized shares of our Common Stock will remain unchanged at 100,000,000 shares.

The Company’s Common Stock will begin trading on a Reverse Stock Split-adjusted basis on The Nasdaq Global Select Market at the market open on May 9, 2024. The trading symbol for the common stock will remain “TBIO.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 192003200.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K (this Current Report) and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2024, the Company held its Annual Meeting. Of the 30,103,284 shares of Common Stock and 280,000 shares of preferred stock outstanding as of April 8, 2024, the record date, representing an aggregate of 42,770,138 votes entitled to be cast at the Annual Meeting, an aggregate of 31,998,437 shares of Common Stock and preferred stock were represented at the meeting in person or by proxy, constituting approximately 74.8% of the outstanding shares of Common Stock entitled to vote and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the meeting:

1. To elect three Class III directors to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2. To approve and adopt a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of 1-for-18; and

2. To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal One – Election of Directors.

The table below presents the voting results of the election of the three Class III directors to the Company’s Board of Directors by the Company’s stockholders:

Nominee	Votes For	Votes Withheld	Percent of Voted	Broker Non-Votes
Christine A. Tsingo	31,921,084	77,353	99.76%	-
Jami Nachtsheim	31,847,171	150,037	99.53%	1,229
Annette Tumolo	31,921,201	77,236	99.76%	-

Proposal Two – Approve and Adopt a Proposed Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Common Stock at a Ratio of 1-for-18

The Company’s stockholders approved and adopted a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-18 shares by the following votes:

For	Against	Abstain	Broker Non-Votes
31,672,315	321,415	4,710	-

Proposal Three - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the following votes:

For	Against	Abstain	Broker Non-Votes
31,935,240	38,807	24,390	-

Item 7.01 Regulation FD Disclosure.

On May 6, 2024, the Company issued a press release (the Press Release) announcing the pending Reverse Stock Split. A copy of the Press Release is furnished herewith as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Item 7.01 of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
99.1	Press Release dated May 6, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telesis Bio Inc.

Date:	May 6, 2024	By:	/s/ Eric Esser
President and Chief Executive Officer